                                                                                                       EXHIBIT 99.1

                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Navistar Financial Corporation (the "Company"), subsidiary of
International Truck and Engine Corporation, on Form 10-Q for the period ended July 31, 2002 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Bongiorno, Chief Executive
Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley
Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
            of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/  John J. Bongiorno
     John J. Bongiorno
     Chief Executive Officer
     September 13, 2002

This certification accompanies the Report pursuant toss.906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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                                                                                                       EXHIBIT 99.2

                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Navistar Financial Corporation (the "Company"), subsidiary of
International Truck and Engine Corporation, on Form 10-Q for the period ended July 31, 2002 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew J. Cederoth, Principal Financial
Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley
Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
            of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/  Andrew J. Cederoth
     Andrew J. Cederoth
     Principal Financial Officer
     September 13, 2002

This certification accompanies the Report pursuant toss.906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                                        E-2